GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1998-1

                           MONTHLY REPORT - COMBINED

Determination Date:                       10-Mar-00
Remittance Date:                          15-Mar-00
Month End Date:                           29-Feb-00
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
(a)              Class I A Distribution Amount                                                                       5,109,557.17

(b)              Class I A Distribution Principal                                                                    2,747,501.47
                           Scheduled Payments of Principal                                       594,494.45
                           Partial Prepayments                                                   186,737.09
                           Scheduled Principal Balance Principal Prepayment in Full              845,399.12
                           Scheduled Principal Balance Liquidated Contracts                    1,120,870.81
                           Scheduled Principal Balance Repurchases                                     0.00

(c)              Class I A Interest Distribution                                                                     2,362,055.70
                 Class I A Interest Shortfall                                                                                0.00

(d)              Class I A Remaining Certificate Balance                                                           424,451,720.01
                 Class II A Remaining Certificate Balance                                                          213,873,161.09

(e)              Class II A Distribution Amount                                                                      3,072,760.34

(f)              Class II A Distribution Principal                                                                   1,950,507.24
                            Scheduled Payments of Principal                                      231,880.74
                            Partial Prepayments                                                   75,213.33
                            Scheduled Principal Balance Principal Prepayment in Full             484,207.92
                            Scheduled Principal Balance Liquidated Contracts                   1,159,205.25
                            Scheduled Principal Balance Repurchases                                    0.00

(g)              Class II A Interest Distribution                                                                    1,122,253.10
                 Class II A Interest Shortfall                                                                               0.00

(h)              Class I A Pass Through Rate                                                                            6.635000%
                 Class II A Pass Through Rate                                                                           6.455000%

(i)              Monthly Servicing Fee Class I A                                                                       355,999.35
                 Monthly Servicing Fee Class II A                                                                      179,853.06

(j)              Delinquency                                                         # of Contracts               Prin. Balance
                                                                                     --------------              ----------------
                            a)  One Monthly Payment Delinquent                             258                       9,582,597.08
                            b)  Two Monthly Payments                                        81                       3,095,199.72
                            c)  Three or more Monthly Payments                             128                       5,746,446.59
                                                                                     --------------              ----------------
                                                                                           467                      18,424,243.39
                                                                                     ==============              ================

(k)              Repurchased Contracts                                               # of Contracts              Repurchase Price
                 (see attached)                                                      --------------              ----------------
                                               Total Repurchases                             0                               0.00
                                                                                     ==============              ================

(l)              Repossessions or Foreclosures                                           Number                   Actual Balance
                                                                                     --------------              ----------------
                                               BOP Repossessions                           327                    $ 12,839,350.92
                                               Plus Repossessions this Month                77                       2,922,233.50
                                               Less Liquidations                           (74)                     (2,391,538.98)
                                                                                     --------------              ----------------
                                               EOP Repossessions                           330                    $ 13,370,045.44
                                                                                     ==============              ================

(m)              Group I Enhancement Payment                                                                            63,915.68
                 Group II Enhancement Payment                                                                          244,273.17

(n)              Monthly Advance Group I                                                                               (91,642.76)
                 Outstanding Amount Advanced Group I                                                                 1,944,747.97
                 Monthly Advance Group II                                                                              (27,612.61)
                 Outstanding Amount Advanced Group II                                                                  970,197.52

(o)              Group I Deposit to Special Account/ (Group I Withdrawal from Special Account)                               0.00
                 Group II Deposit to Special Account/ (Group II Withdrawal from Special Account)                             0.00

(p)              Amount Distributed to Class R Certificateholders                                                            0.00

(q)              Net Weighted Average Contract Rate Group I                                                                  9.44%
                 Net Weighted Average Contract Rate Group II                                                                 9.04%

( r)             Group I Pool Principal Balance percentage                                                              88.802249%
                 Group II Pool Principal Balance percentage                                                             85.635305%

(s)              Aggregate Deficiency Amounts                                                                           29,549.15
                 Servicer Deficiency Amounts received                                                                   10,342.20

(t)              Net Funds Carryover Amount paid to Class II A Certificateholders                                            0.00
                 Net Funds Carryover Amount remaining                                                                        0.00

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